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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of SouthFirst Bancshares, Inc. (the "Company") on Form 10-QSB, for the quarter-ended March 31, 2005, as filed with the Securities and Exchange Commission (the "SEC") on the date hereof (the "Report"), the undersigned, Sandra H. Stephens, Interim Chief Executive Officer of the Company, and Janice R. Browning, Controller of the Company, being the principal financial officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2005                     By: /s/ Sandra H. Stephens
                                           -------------------------------------
                                           Sandra H. Stephens
                                           Interim Chief Executive Officer

Date: May 16, 2005                     By: /s/ Janice R. Browning
                                           -------------------------------------
                                           Janice R. Browning
                                           Controller
                                           (Chief Financial Officer)

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.